NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 14th day of January, 2008.

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 14th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 16th day of January, 2008.

/s/ William J. Schneider

William J. Schneider

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 16th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 16th day of January, 2008.

/s/ Robert P. Bremner

Robert P. Bremner

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 16th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 16th day of January, 2008.

/s/ William C. Hunter

William C. Hunter

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 16th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 16th day of January, 2008.

/s/ David J. Kundert

David J. Kundert

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 16th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 16th day of January, 2008.

/s/ Carole E. Stone

Carole E. Stone

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 16th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this _17th_ day of January, 2008.

/s/ Jack B. Evans

Jack B. Evans

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 3

NUVEEN HIGH INCOME OPPORTUNITIES FUND

NUVEEN ARIZONA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CALIFORNIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN CONNECTICUT MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN GEORGIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MARYLAND MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MASSACHUSETTS MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN MICHIGAN MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW JERSEY MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NEW YORK MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN NORTH CAROLINA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN OHIO MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN PENNSYLVANIA MUNICIPAL INCOME OPPORTUNITY FUND

NUVEEN VIRGINIA MUNICIPAL INCOME OPPORTUNITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, KEVIN J. McCARTHY, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this _17th day of January, 2008.

/s/ Judith M. Stockdale

Judith M. Stockdale

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

On this 17th day of January, 2008, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL” Virginia L. Corcoran Notary Public, State of Illinois My Commission Expires: 10/27/09	/s/ Virginia L. Corcoran Notary Public